GUINNESS ATKINSONTM FUNDS

Alternative Energy Fund (GAAEX)

ASIA FOCUS FUND (IASMX)

CHINA & HONG KONG FUND (ICHKX)

Global Energy fund (GAGEX)

GLOBAL INNOVATORS FUND

(Institutional Class: GINNX)

(Investor Class: IWIRX)

Supplement dated December 31, 2024, to the Statement of Additional Information ("SAI")
dated May 1, 2024

Resignation of a Trustee

Effective December 31, 2024, Susan J. Penry-Williams resigned as a Trustee of the Guinness Atkinson Funds. All references to Ms. Penry Williams in the SAI are deleted in their entirety.

Appointment of New Trustees

At a meeting of the Board of Trustees of the Trust held on December 9, 2024, the Board of Trustees appointed Jeffrey Long and Amanda Parness to serve as Trustees of the Trust for an indefinite term. Mr. Long and Ms. Parness were determined to be "disinterested" in accordance with Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each of Mr. Long and Ms. Parness were appointed to serve as members of the Audit Committee and the Governance and Nominating Committee. Mr. Long was also determined to qualify as an "audit committee financial expert".

Effective January 1, 2025, the table on page 52 is replaced in its entirety by the following:

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (77)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	9	None
Dr. Bret A. Herscher (66)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Previously, Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	9	None

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jeffrey Long (68)	Trustee	Indefinite; since January 1, 2025	Retired; formerly CFO and Head of Finance for US and Europe, John Hancock Investment Management (1993-2024).	9	None
Amanda Parness (53)	Trustee	Indefinite; since January 1, 2025	Founder, Spring Advisory Services (management consulting) since 2020; Managing Director, Caisse de Depot et Placement du Quebec (institutional investment manager for public pensions) (2019); Managing Principal, GoldPoint Partners (New York Life Investment Management), 1998-2019.	9	Director, Fifth Wall Acquisition Corp. II, 2021-2022.
J. Brooks Reece, Jr. (77)	Trustee and Chairman	Indefinite; Since April 1994	Retired; CEO, Adcole Corp, from 1989 to 2017.	9	None

The following language is added to page 54 under the heading Leadership Structure and the Board of Directors:

Jeffrey Long has served as a Trustee of the Trust since January 1, 2025. Mr. Long is retired. Previously, he was the Chief Financial Officer and Head of Finance for US and Europe for John Hancock Investment Management, and served in various roles at that company since 1993. Previously, Mr. Long served in strategic and consulting roles at Bank of Boston and Deloitte and Touche, LLP. Mr. Long holds a B.S. in economics from Queen's University, Canada and an MBA from Babson College. The Board has designated Mr. Long as an Audit Committee Financial Expert.

Amanda Parness has served as a Trustee of the Trust since January 1, 2025. Ms. Parness is the Founder and CEO of Spring Advisory Services, which offers management consulting and advisory services to companies and investment managers. Previously, she served as a Managing Director of Caisse de Depot et Placement du Quebec, a Canadian investment manager serving public pension funds and insurance companies, where she focused on private equity investments. From 1998 to 2019, she worked in various roles at GoldPoint Partners, a subsidiary of New York Life Investment Management, where she focused on private equity fund investments, mezzanine lending and equity co-investments, and rose to the position of Managing Principal. In that capacity, she was member of the investment committee, served in principal roles in general partnerships that operated the GoldPoint funds and served as portfolio manager for a series of funds of funds. She started her career as a financial analyst at Goldman Sachs & Co. Ms. Parness holds a B.A. in Economics and English Literature from Barnard College, and an MBA from Columbia University.

In addition, the language on page 56 is replaced by the following:

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust's independent public accountants; oversees the Trust's accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust's "Qualified Legal Compliance Committee." The Audit Committee meets at least once a year and met twice in 2024. As of January 1, 2025, the five Independent Trustees, Mr. Fordwood, Dr. Herscher, Mr. Long, Ms. Parness, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee met three times during 2024. Effective January 1, 2025, the five Independent Trustees, Mr. Fordwood, Dr. Herscher, Mr. Long, Ms. Parness, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust's shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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